UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 9, 2009

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 1.01.  Entry into a Material Definitive Agreement.

On January 9, 2009, the Registrant entered into a letter agreement with Legatum Capital Limited and its affiliates (“Legatum”), which is attached hereto as Exhibit 10.1 (the “Letter Agreement”).  Legatum is currently the Registrant’s largest stockholder and beneficially owns approximately 25% of the Registrant’s outstanding stock.  The Letter Agreement provides that the Registrant will add two new independent directors to its board of directors.  The directors will be designated by Legatum, subject to the terms of the Letter Agreement.

The Letter Agreement also provides that the Registrant will recommend an amendment to its amended and restated certificate of incorporation at the 2009 annual meeting of stockholders to fully declassify its board structure by the 2011 annual meeting of stockholders.  In addition, under the Letter Agreement, Legatum will refrain from putting forth proposals or taking actions in connection with the Registrant’s 2009 annual meeting of stockholders.  Further, the Registrant will form an ad hoc Corporate Development and Investment Committee of its Board of Directors, comprised of three directors, one of whom will be a Legatum-designated director.

The foregoing description is qualified in its entirety by the complete Letter Agreement, which is incorporated herein by reference.

A copy of the press release issued by the Registrant and Legatum in connection with the Letter Agreement is attached as Exhibit 99.1 hereto.

As discussed therein, the press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Registrant’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Registrant’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed herewith:

(d)                   Exhibits

10.1	Letter Agreement dated January 9, 2009.

99.1	Press release of Sonus Networks, Inc. dated January 12, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2009	SONUS NETWORKS, INC.

By:
/s/ Richard J. Gaynor
Richard J. Gaynor
Chief Financial Officer

Exhibit Index

10.1	Letter Agreement dated January 9, 2009.

99.1	Press release of Sonus Networks, Inc. dated January 12, 2009.